Exhibit 10.2

LOAN AGREEMENT

THIS AGREEMENT made the 5th day of January 2021.

BETWEEN:

Gagi Gogolashvili, of 24 Alexander Kazbegi Ave, Tbilisi, Georgia 0177. (“Gagi”

OF THE FIRST PART

AND:

Intorio, Corp., a company incorporated pursuant to the laws of Nevada with an address at 24 Alexander Kazbegi Ave, Tbilisi, Georgia 0177 ("Intorio")

OF THE SECOND PART

WHEREAS:

A.	Intorio requires funding in connection with its business operations;

B.	Gagi has agreed to loan up to US $30,000 (the “Loan”) to Intorio, on certain terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH the parties hereto agree as follows:

1.	Gagi hereby agrees to loan up to US $30,000 (the “Loan”) to Intorio concurrent with the execution of this Agreement;

2.	Loan funds advanced shall be non-interest bearing, secured and payable upon demand.

3.	Any additional funds that Gagi loans to Intorio subsequent to this Agreement shall be subject to the same terms as this Agreement, unless otherwise agreed in writing.

IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written.

GAGI GOGOLASHVILI	INTORIO, CORP.

/s/Gagi Gogolashvili	/s/Gagi Gogolashvili
Gagi Gogolashvili	Gagi Gogolashvili, CEO